EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     Each of the undersigned hereby certifies, in his capacity as an officer of I-Flow Corporation (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge:
•	the Amendment No. 1 to the Annual Report of the Company on Form 10-K for the year ended December 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
•	the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Company.
Dated: October 21, 2008

/s/ Donald M. Earhart
Donald M. Earhart
Chief Executive Officer

/s/ James R. Talevich
James R. Talevich
Chief Financial Officer
Note:	A signed original of this written statement required by Section 906 has been provided to I-Flow Corporation and will be retained by I-Flow Corporation and furnished to the Securities and Exchange Commission or its staff upon request.